UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2015

CARDINAL ETHANOL, LLC
(Exact name of small business issuer as specified in its charter)

Indiana	000-53036	20-2327916
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1554 N. County Road 600 E, Union City, IN	47390
(Address of principal executive offices)	(Zip Code)

(765)-964-3137
(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On April 22, 2015, Cardinal Ethanol, LLC executed a Fourth Amendment of First Amended and Restated Construction Loan Agreement with its lender, First National Bank of Omaha (the "Fourth Amendment"). The Fourth Amendment had an effective date of March 31, 2015, extends the termination date of the Revolving Credit Loan from March 31, 2015 to February 28, 2016, and reduces the interest rate on the Revolving Credit Loan to 1-month LIBOR plus two hundred ninety basis points.

Item 9.01 Financial Statements and Exhibits

(a)	None.

(b)	None.

(c)	None.

(d)	Exhibits

Exhibit No.        Description

99.1        Fourth Amendment of First Amended and Restated Construction Loan Agreement dated effective March 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDINAL ETHANOL, LLC

Date: April 23, 2015	/s/ William Dartt
William Dartt, Chief Financial Officer and Treasurer
(Principal Financial Officer)